Exhibit 10.2

CYGNE DESIGNS, INC.

11 West 42nd Street

New York, New York 10036

October 19, 2005

Diversified Apparel Resources, Inc.

5804 E. Slauson Ave.

Commerce, California 90040

Gentlemen:

Reference is made to that certain Registration Rights Agreement, dated as of July 31, 2005, as amended (the “Registration Rights Agreement”), by and between Cygne Designs, Inc. (“Cygne”) and Commerce Clothing Company LLC (now known as Diversified Apparel Resources, Inc.) (“Diversified”).

The parties agree that Section 2(a) of the Registration Rights Agreement is hereby amended by replacing the last sentence of Section 2(a) with the following:

“The Company shall use its commercially reasonable efforts to cause the Registration Statement and the registration of the Registered Securities thereunder to be declared effective by the Commission no later than December 15, 2005 or such other date as the parties shall mutually agree in writing (the “Effectiveness Date”).”

Except as set forth herein, the Registration Rights Agreement shall remain in full force and effect.

Very truly yours,

/s/ Bernard Manuel
Bernard Manuel
President

ACCEPTED AND AGREED:

DIVERSIFIED APPAREL RESOURCES, INC.

By:	/s/ Hubert Guez
Name:	Hubert Guez
Title:	Manager

215 GZ PARTNERS

By:	/s/ Hubert Guez
Name:	Hubert Guez
Title:

GUEZ LIVING TRUST DATED DECEMBER 6, 1996

By:	/s/ Hubert Guez
Name:	Hubert Guez
Title:	Trustee

GRIFFIN JAMES ARON GUEZ IRREVOCABLE TRUST
DATED JANUARY 1, 1996

By:	/s/ Marguerite Ester Guez
Name:	Marguerite Ester Guez
Title:	Trustee

STEPHAN AVNER GELIX GUEZ IRREVOCABLE
TRUST DATED JANUARY 1, 1996

By:	/s/ Stephan Guez
Name:	Stephan Guez
Title:	Trustee

/s/ Hubert Guez
Hubert Guez